Robinson Tax Advantaged Income Fund

Class A Shares (ROBAX)

Class C Shares (ROBCX)

Class T Shares (ROBDX)

Institutional Class Shares (ROBNX)

A series of Investment Managers Series Trust

Supplement dated March 13, 2018, to the

Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2017, as supplemented.

Previously, Liberty Street Advisors, Inc. (the “Advisor”), the investment advisor to the Robinson Tax Advantaged Income Fund (the “Fund”), agreed to voluntarily reduce the annual advisory fee it receives from the Fund from 1.10% of the Fund’s average daily net assets to 1.00%. Effective March 15, 2018 (the “Effective Date”), the Advisor has also agreed to voluntarily limit the Fund’s total annual expenses as described below. Accordingly, as of the Effective Date, the following text supplements the “Fund Expenses” sections beginning on page 14 of the Prospectus and page B-39 of the SAI:

The Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.50%, and 1.25% of the average daily net assets of the Class A, Class C, Class T and Institutional Class shares, respectively, from March 15, 2018 through February 28, 2019. Class T Shares are not currently available for purchase. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of this voluntary reduction.

Please retain this Supplement with your records.